UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 7, 2006

The Hartford Financial Services Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-13958	13-3317783
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Hartford Plaza, Hartford, Connecticut		06115-1900
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	860-547-5000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

AMENDMENTS TO NAMED EXECUTIVE OFFICER EMPLOYMENT AGREEMENTS

The chief executive officer and the four other most highly compensated executive officers (each, a "named executive officer") of The Hartford Financial Services Group, Inc. (the "Company") have each voluntarily executed, effective September 7, 2006, amendments to their respective employment agreements with the Company to effect the changes substantially described below (the "Employment Agreement Amendments"). The Compensation and Personnel Committee (the "Committee") of the Company’s Board of Directors authorized the Employment Agreement Amendments on July 20, 2006.

For the year ended December 31, 2005, the Company’s named executive officers were Ramani Ayer, Chairman, President and Chief Executive Officer; Thomas M. Marra, Executive Vice President; David K. Zwiener, Executive Vice President; David M. Johnson, Executive Vice President and Chief Financial Officer; and Neal S. Wolin, Executive Vice President and General Counsel.

Capitalized terms used but not otherwise defined below shall have the meanings ascribed to them in the applicable agreement or Company benefit plan.

Employment Agreement Amendments:

• Elimination of Change of Control benefits payable upon voluntary termination by the named executive officer. Provisions enabling the named executive officer to still receive certain Change of Control benefits, after voluntarily terminating employment with the Company within 180 days following a Change of Control, have been eliminated.

• Elimination of Change of Control benefits following a potential Change of Control. Provisions providing Change of Control benefits, following an actual Change of Control, to a named executive officer who was involuntarily terminated while the Change of Control was pending, have been eliminated.

• Reduction of Change of Control protection period. The period during which Change of Control protections remain in force to benefit the named executive officer has been reduced from three years to two years following a Change of Control.

• Elimination of "Vested Benefits Enhancement." Provisions crediting the named executive officer with additional retirement benefits in the event of involuntary Termination Without Cause prior to a Change of Control, or in the event of involuntary Termination Without Cause or Termination For Good Reason following a Change of Control, have been eliminated, effective for terminations occurring on or after July 1, 2009.

AMENDMENTS TO KEY EXECUTIVE EMPLOYMENT PROTECTION AGREEMENTS BETWEEN THE COMPANY AND CERTAIN KEY EXECUTIVE OFFICERS

Certain key executive officers (each, a "key executive officer") of the Company have also voluntarily executed revised Key Executive Employment Protection Agreements (the "KEEPA Agreements"), that replace the form of agreement previously entered into by key executive officers and the Company, which effect the changes substantially described below. The Committee of the Company’s Board of Directors also authorized these revisions to the KEEPA Agreements on July 20, 2006.

Capitalized terms used but not otherwise defined below shall have the meanings ascribed to them in the applicable agreement or Company benefit plan.

KEEPA Agreement revisions:

• Elimination of Change of Control benefits following a potential Change of Control. Provisions providing Change of Control benefits, following an actual Change of Control, to a key executive officer who was involuntarily terminated or who terminated for good reason while the Change of Control was pending, have been eliminated.

• Reduction of Change of Control protection period. The period during which Change of Control protections remain in force to benefit the key executive officer has been reduced from three years to two years following a Change of Control.

• Elimination of "Vested Benefits Enhancement." Provisions crediting the key executive officer with additional retirement benefits in the event of involuntary Termination Without Cause or Termination For Good Reason following a Change of Control, have been eliminated, effective for terminations occurring on or after July 1, 2009.

• Addition of provisions regarding termination of Agreement. With respect to key executive officers who did not previously have KEEPA Agreements in effect, provisions have been added allowing the Company to terminate the Agreement upon six months’ notice, provided that a Change of Control is not threatened as of the date of the notice.

AMENDMENTS TO THE HARTFORD SENIOR EXECUTIVE SEVERANCE PAY PLAN

Effective September 7, 2006, the Company also amended The Hartford Senior Executive Severance Pay Plan, applicable to key executive officers of the Company, to eliminate provisions crediting a key executive officer with additional retirement benefits in the event that the Company terminates the executive’s employment, effective for terminations occurring on or after July 1, 2009, and to update the plan for certain other Tax Code and administrative changes.

AMENDMENT TO THE COMPANY'S FIVE-YEAR COMPETITIVE ADVANCE AND REVOLVING CREDIT FACILITY AGREEMENT

On September 7, 2006, the Company and its wholly-owned, indirect subsidiary, Hartford Life, Inc., entered into the First Amendment (the "Amendment") to the $1.6 billion Five-Year Competitive Advance and Revolving Credit Facility Agreement dated as of September 7, 2005 (the "Credit Agreement"), among the Company, Hartford Life, Inc., and a syndicate of financial institutions, including Bank of America, N.A., as administrative agent, JPMorgan Chase Bank, N.A. and Citibank, N.A., as syndication agents, and Wachovia Bank, N.A., as Documentation Agent.

Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement, as amended by the Amendment.

The Amendment serves to (i) amend the definition of Consolidated Total Debt to exclude the aggregate principal amount of Consumer Notes outstanding at any time that S&P does not classify the Consumer Notes as financial leverage of the Company or a Subsidiary, (ii) prohibit the aggregate principal amount of Consumer Notes outstanding from exceeding $3,000,000,000 (the "Principal Limitation") in the first year following the Amendment and permit the amount of such Principal Limitation to increase by $1,000,000,000 on each anniversary of the Amendment until the Principal Limitation reaches $6,000,000,000 and (iii) add a ten Business Day cure period in the event that the Company fails to pay any principal or interest due on Consumer Notes that have a principal amount in excess of $100,000,000.

The foregoing descriptions are qualified in their entirety by reference to: the Employment Agreement, amended and restated as of September 7, 2006, between the Company and Ramani Ayer, attached hereto as Exhibit 10.01; the Employment Agreement, amended and restated as of September 7, 2006, between the Company and David K. Zwiener, attached hereto as Exhibit 10.02; the Employment Agreement, amended and restated as of September 7, 2006, between the Company and Thomas M. Marra, attached hereto as Exhibit 10.03; the Employment Agreement, amended and restated as of September 7, 2006, between the Company and David M. Johnson, attached hereto as Exhibit 10.04; the Employment Agreement, amended and restated as of September 7, 2006, between the Company and Neal S. Wolin, attached hereto as Exhibit 10.05; the Form of Key Executive Employment Protection Agreement between the Company and certain executive officers of the Company, as amended, attached hereto as Exhibit 10.06; The Hartford Senior Executive Severance Pay Plan, as amended, attached hereto as Exhibit 10.07; and the First Amendment, dated September 7, 2006, among the Company, Hartford Life, Inc., the lenders named therein, and BANK OF AMERICA, N.A., as administrative agent for the lenders, to the Five-Year Competitive Advance and Revolving Credit Facility Agreement dated as of September 7, 2005, among the Company, Hartford Life, Inc. and a syndicate of financial institutions, including Bank of America, N.A., as administrative agent, JPMorgan Chase Bank, N.A. and Citibank, N.A., as syndication agents, and Wachovia Bank, N.A., as Documentation Agent, attached hereto as Exhibit 10.08.

Item 9.01 Financial Statements and Exhibits.

10.01 Employment Agreement, amended and restated as of September 7, 2006, between the Company and Ramani Ayer
10.02 Employment Agreement, amended and restated as of September 7, 2006, between the Company and David K. Zwiener
10.03 Employment Agreement, amended and restated as of September 7, 2006, between the Company and Thomas M. Marra
10.04 Employment Agreement, amended and restated as of September 7, 2006, between the Company and David M. Johnson
10.05 Employment Agreement, amended and restated as of September 7, 2006, between the Company and Neal S. Wolin
10.06 Form of Key Executive Employment Protection Agreement between the Company and certain executive officers of the Company, as amended
10.07 The Hartford Senior Executive Severance Pay Plan, as amended
10.08 First Amendment, dated September 7, 2006, among the Company, Hartford Life, Inc., the lenders named therein, and BANK OF AMERICA, N.A., as administrative agent for the lenders, to the Five-Year Competitive Advance and Revolving Credit Facility Agreement dated as of September 7, 2005, among the Company, Hartford Life, Inc. and a syndicate of financial institutions, including Bank of America, N.A., as administrative agent, JPMorgan Chase Bank, N.A. and Citibank, N.A., as syndication agents, and Wachovia Bank, N.A., as Documentation Agent

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Hartford Financial Services Group, Inc.

September 11, 2006	By:	/s/ Neal S. Wolin

Name: Neal S. Wolin
Title: Executive Vice President and General Counsel

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Exhibit Index

Exhibit No.	Description

10.01	Employment Agreement, amended and restated as of September 7, 2006, between the Company and Ramani Ayer
10.02	Employment Agreement, amended and restated as of September 7, 2006, between the Company and David K. Zwiener
10.03	Employment Agreement, amended and restated as of September 7, 2006, between the Company and Thomas M. Marra
10.04	Employment Agreement, amended and restated as of September 7, 2006, between the Company and David M. Johnson
10.05	Employment Agreement, amended and restated as of September 7, 2006, between the Company and Neal Wolin
10.06	Form of Key Executive Employment Protection Agreement
10.07	The Hartford Senior Executive Severance Pay Plan
10.08	First Amendment, dated September 7, 2006, among the Company, Hartford Life, Inc., the lenders named therein, and BANK OF AMERICA, N.A., as administrative agent for the lenders, to the Five-Year Competitive Advance and Revolving Credit Facility Agreement dated as of September 7, 2005, among the Company, Hartford Life, Inc. and a syndicate of financial institutions, including Bank of America, N.A., as administrative agent, JPMorgan Chase Bank, N.A. and Citibank, N.A., as syndication agents, and Wachovia Bank, N.A., as Documentation Agent